
                   SUBSIDIARIES OF 360 COMMUNICATIONS COMPANY

                                                                             Percentage
                                                                             of Voting
                                                                             Securities
                                                         Jurisdiction of    Owned by Its
                                                        Incorporation or     Immediate
Name                                                       Organization       Parent
----                                                    -----------------   -----------
360 Communications Company of Alabama                    Delaware              100
360 Communications Company of Charlottesville            Virginia              100
360 Communications Company of Ft. Walton Beach           Florida                30
   Limited Partnership
360 Communications Company of Hickory                    North Carolina          3
   Limited Partnership
360 Communications Company of Hickory No. 1              Delaware              100
   Subsidiary:
   --360 Communications Company of Hickory               North Carolina         97
        Limited Partnership
360 Communications Company of Indiana No. 1              Delaware              100
   Subsidiary:
   --Indiana RSA 2 Partnership                           Indiana                75
360 Communications Company of Missouri No. 1             Delaware              100
360 Communications Company of Nebraska                   Delaware              100
   Subsidiaries:
   --Kansas RSA 15 Limited Partnership                   Delaware               99
   --Omaha Cellular General Partnership                  Nebraska               50
360 Communications Company of Nevada                     Nevada                 72
   Limited Partnership
360 Communications Company of New Mexico                 Delaware              100
360 Communications Company of North Carolina             North Carolina         57
   Limited Partnership
360 Communications Company of Ohio No. 1                 Delaware              100
   Subsidiary:
   --Ohio RSA 2 Limited Partnership                      Delaware               67
360 Communications Company of Ohio No. 2                 Delaware              100
   Subsidiary:
   --Ohio RSA 5 Limited Partnership                      Delaware               68
360 Communications Company of Ohio No. 3                 Delaware              100
   Subsidiary:
   --Ohio Cellular RSA L.P.                              Illinois               17
   --Ohio RSA 6 Limited Partnership                      Delaware               82
360 Communications Company of Ohio No. 4                 Delaware              100
   Subsidiary:
   --Kansas RSA 15 Limited Partnership                   Delaware                1
   --Ohio Cellular RSA L.P.                              Illinois               83

                                      - 1 -


                                                                          Percentage
                                                                          of Voting
                                                                          Securities
                                                        Jurisdiction of  Owned by Its
                                                       Incorporation or   Immediate
Name                                                    Organization       Parent
----                                                   --------------    ------------


360 Communications Company of Peoria                     Illinois              100
360 Communications Company of Pennsylvania No. 1         Delaware              100
   Subsidiary:
   --Cellular Plus L.P.                                  Illinois               18
      Subsidiary:
      --Williamsport/PA-8 Cellular Limited Partnership   Illinois               69
        Subsidiary:
        --Williamsport Cellular Telephone Company, Inc.  Delaware            1.978
   Subsidiaries:
   --Pennsylvania RSA 1 Limited Partnership              Delaware               80
   --Pennsylvania RSA No. 6(I) Limited Partnership       Delaware               57
   --Pennsylvania RSA No. 10B(I) Limited Partnership     Delaware               67
360 Communications Company of Pennsylvania No. 2         Delaware              100
   Subsidiary:
   --Cellular Plus L.P.                                  Illinois               82
   --Pennsylvania RSA 12 Limited Partnership             Delaware               67
360 Communications Company of Pennsylvania No. 3         Delaware              100
360 Communications Company of South Carolina No. 1       Delaware              100
360 Communications Company of Tennessee No. 1            Delaware              100
   Subsidiary:
   --Tennessee RSA 8 Limited Partnership                 Delaware               50
360 Communications Company of Tennessee No. 2            Delaware              100
360 Communications Company of Texas                      Texas                  67
   Limited Partnership
360 Communications Company of Texas No. 1                Delaware              100
   Subsidiary:
   --Texas RSA 7B2 Limited Partnership                   Delaware               98
360 Communications Company of Texas No. 2                Delaware              100
   Subsidiary:
   --Texas RSA #10B2 Limited Partnership                 Delaware               75
360 Communications Company of Texas No. 3                Delaware              100
360 Communications Company of Virginia                   Virginia              100
   Subsidiaries:
   --360 Communications Company of Lynchburg             Virginia              100
   --360 Communications Company of Danville              Virginia               75
        Limited Partnership
   --Virginia RSA 1 Limited Partnership                  Delaware                5



                                      - 2 -



                                                                              Percentage
                                                                              of Voting
                                                                              Securities
                                                       Jurisdiction of      Owned by Its
                                                      Incorporation or        Immediate
Name                                                    Organization           Parent
----                                                  -----------------     -------------

360 Communications Company of Virginia No. 1             Delaware                 100
   Subsidiaries:
   --Virginia RSA 1 Limited Partnership                  Delaware                  95
   --Virginia RSA 2 Limited Partnership                  Delaware                  67
360  Communications Investment Company                   Delaware                 100
   Subsidiaries:
   --Centel Cellular Company of Laredo                   Delaware                 100
   --360  Communications Company of Petersburg           Virginia                 100
        Subsidiaries:
        --Petersburg Cellular Partnership                Delaware                  22
        --Petersburg Cellular Telephone Company, Inc.    Virginia                 100
               Subsidiary:
               --Petersburg Cellular Partnership         Delaware                  51
360  Communications Investment Company of Delaware       Delaware                 100
   Subsidiary:
   --360  Communications Company of Florida              Delaware                 100
      Subsidiaries:
      --360  Communications Company of Tallahassee       Florida                   90
           Limited Partnership
      --360 Communications Company of Ft. Walton Beach   Florida                   70
           Limited Partnership
   Subsidiary:
   --360 Communications Company of North Carolina No. 1  Delaware                 100
      Subsidiary:
      --North Carolina RSA 6 Limited Partnership         Delaware                  88
   Subsidiary:
   --360 Communications Company of South Carolina No. 2  Delaware                 100
      Subsidiaries:
      --South Carolina RSA No. 2 Cellular General        South Carolina            50
           Partnership
      --South Carolina RSA No. 4 Cellular General        South Carolina            50
           Partnership
      --South Carolina RSA No. 5 Cellular General        South Carolina            50
           Partnership
      --South Carolina RSA No. 6 Cellular General        South Carolina            50
           Partnership
      --South Carolina RSA No. 8 Cellular General        South Carolina            50
           Partnership
360 Communications Investment Company of Greensboro      North Carolina           100
   Subsidiary:
   --360 Communications Company of North Carolina        North Carolina             5
        Limited Partnership
360 Long Distance, Inc.                                  Iowa                     100
360 Paging, Inc.                                         Delaware                 100
360 Telephone Company of North Carolina                  Delaware                 100


                                      - 3 -




                                                                             Percentage
                                                                              of Voting
                                                                             Securities
                                                           Jurisdiction of  Owned by Its
                                                          Incorporation or    Immediate
Name                                                        Organization       Parent
----                                                      ---------------   ------------
Centel Cellular Company of Iowa                             Delaware              100
   Subsidiary:
   --Waterloo MSA Limited Partnership                       Delaware               89
Dubuque MSA Limited Partnership                             Delaware               85
North Carolina RSA 6 Limited Partnership                    Delaware               12
North Carolina RSA 15 North Sector Limited Partnership      North Carolina         67

Pennsylvania RSA No. 10B(I) Limited Partnership             Delaware               33
TeleSpectrum, Inc.                                          Kansas                100
   Subsidiaries:
   --Empire Cellular, Inc.                                  Kansas                100
   --TeleSpectrum of Virginia, Inc.                         Virginia              100
   --Charleston-North Charleston MSA Limited                Delaware               75
           Partnership
   --Greenville MSA Limited Partnership                     Delaware               89
   --ICN-Charleston, West Virginia Limited                  West Virginia          85
           Partnership
   --Raleigh-Durham MSA Limited Partnership                 Delaware               92
   --South Bend/Mishawaka MSA Limited Partnership           Delaware               84
   --Susquehanna Cellular Communications Limited            Delaware               87
           Partnership
   --Toledo MSA Limited Partnership                         Delaware               75
   --Tyler/Longview/Marshall MSA Limited Partnership        Delaware               60
   --Youngstown-Warren MSA Limited Partnership              Delaware               97
Tennessee RSA 8 Limited Partnership                         Delaware               50
Texas RSA 9B3 Limited Partnership                           Texas                  70
Texas RSA 10B4 Limited Partnership                          Texas                  75
Virginia Metronet, Inc.                                     Delaware              100
   Subsidiaries:
   --Northeast Pennsylvania SMSA Limited Partnership        Delaware               79
   --Williamsport Cellular Telephone Company, Inc.          Delaware           93.949
      Subsidiary:
      --Williamsport/PA-8 Cellular Limited Partnership      Illinois               31
Virginia RSA 2 Limited Partnership                          Delaware                5



                                      - 4 -